Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                 ALPHATRADE.COM
                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Katherine Johnston, acting Chief Financial Officer of AlphaTrade.com (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB/A (the "Annual Report") of the Company for the year ended December 31, 2006, which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               By:    /s/ Katherine Johnston
Dated: July 11, 2007                           -----------------------------
                                               Name: Katherine Johnston
                                               Title: Acting Chief Financial
                                               Officer, Principal Accounting
                                               Officer and acting Principal
                                               Financial Officer




























                                Exhibit 32.2 - 1